Exhibit 4.2

Brown & Brown, Inc.

and

U.S. Bank Trust Company, National Association

(as successor to U.S. Bank National Association),

as Trustee

Sixth Supplemental Indenture

Dated as of June 23, 2025

to Senior Debt Indenture

Dated as of September 18, 2014

Establishing several series of Securities, designated

4.600% Senior Notes due 2026

4.700% Senior Notes due 2028

4.900% Senior Notes due 2030

5.250% Senior Notes due 2032

5.550% Senior Notes due 2035

6.250% Senior Notes due 2055

i

SIXTH SUPPLEMENTAL INDENTURE, dated as of June 23, 2025 (this “Sixth Supplemental Indenture”) between Brown & Brown, Inc., a corporation duly organized and existing under the laws of the State of Florida (hereinafter called the “Company”), having its principal executive office located at 300 North Beach Street, Daytona Beach, Florida 32114, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association duly organized and existing under the laws of the United States (hereinafter called the “Trustee”).

RECITALS

WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of September 18, 2014 (the “Base Indenture” and, together with this Sixth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s senior unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Section 901 of the Base Indenture permits the Company and the Trustee to enter into a supplemental indenture to the Base Indenture without the consent of any Holders to establish the form and terms of any series of Securities;

WHEREAS, Section 201 of the Base Indenture permits the form of Securities of any series to be established in a supplemental indenture to the Base Indenture;

WHEREAS, Section 301 of the Base Indenture permits certain terms of any series of Securities to be established pursuant to a supplemental indenture to the Base Indenture;

WHEREAS, pursuant to Sections 201 and 301 of the Base Indenture, the Company desires to provide for the establishment of new series of Securities originally in an aggregate principal amount of $400,000,000 to be designated the “4.600% Senior Notes due 2026” (the “2026 Notes”), $500,000,000 to be designated the “4.700% Senior Notes due 2028” (the “2028 Notes”), $800,000,000 to be designated the “4.900% Senior Notes due 2030” (the “2030 Notes”), $500,000,000 to be designated the “5.250% Senior Notes due 2032” (the “2032 Notes”), $1,000,000,000 to be designated the “5.550% Senior Notes due 2035” (the “2035 Notes”) and $1,000,000,000 to be designated the “6.250% Senior Notes due 2055” (the “2055 Notes” and, together with the 2026 Notes, the 2028 Notes, the 2030 Notes, the 2032 Notes and the 2035 Notes, the “Initial Notes”) under the Base Indenture, the form and substance of such Initial Notes and any Additional Notes (as defined herein) and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Sixth Supplemental Indenture; and

WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done;

NOW, THEREFORE, for and in consideration of the foregoing and the purchase of the Notes (as defined herein) established by this Sixth Supplemental Indenture by the holders thereof (the “Holders”), it is mutually agreed, for the equal and proportionate benefit of all such Holders, as follows:

ARTICLE ONE

DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01 Relation to Base Indenture. This Sixth Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this Sixth Supplemental Indenture, shall apply to the Notes) in respect of the Notes but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

SECTION 1.02 Definitions. For all purposes of this Sixth Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.02 have the respective meanings assigned hereto in this Section 1.02 and (ii) which are defined in the Base Indenture (and which are not otherwise defined in this Section 1.02) have the respective meanings assigned thereto in the Base Indenture. For all purposes of this Sixth Supplemental Indenture:

(a) Unless the context otherwise requires, any reference to an Article or Section refers to an Article or Section, as the case may be, of this Sixth Supplemental Indenture;

(b) The words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Sixth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;

(c) Headings are for convenience or reference only and do not affect interpretations; and

(d) The terms defined in this Section 1.02(d) include the plural as well as the singular:

“2026 Notes” has the meaning set forth in the Recitals hereof.

“2028 Notes” has the meaning set forth in the Recitals hereof.

“2030 Notes” has the meaning set forth in the Recitals hereof.

“2032 Notes” has the meaning set forth in the Recitals hereof.

“2035 Notes” has the meaning set forth in the Recitals hereof.

“2055 Notes” has the meaning set forth in the Recitals hereof.

“2026 Notes Maturity Date” has the meaning set forth in Section 2.03(b).

“2028 Notes Maturity Date” has the meaning set forth in Section 2.03(b).

“2030 Notes Maturity Date” has the meaning set forth in Section 2.03(b).

“2032 Notes Maturity Date” has the meaning set forth in Section 2.03(b).

“2035 Notes Maturity Date” has the meaning set forth in Section 2.03(b).

“2055 Notes Maturity Date” has the meaning set forth in Section 2.03(b).

“2028 Notes Par Call Date” has the meaning set forth in Section 3.01(a).

“2030 Notes Par Call Date” has the meaning set forth in Section 3.01(a).

“2032 Notes Par Call Date” has the meaning set forth in Section 3.01(a).

“2035 Notes Par Call Date” has the meaning set forth in Section 3.01(a).

“2055 Notes Par Call Date” has the meaning set forth in Section 3.01(a).

“Applicable Maturity Date” means the 2026 Notes Maturity Date with respect to the 2026 Notes, the 2028 Notes Maturity Date with respect to the 2028 Notes, the 2030 Notes Maturity Date with respect to the 2030 Notes, the 2032 Notes Maturity Date with respect to the 2032 Notes, the 2035 Notes Maturity Date with respect to the 2035 Notes and the 2055 Notes Maturity Date with respect to the 2055 Notes.

“Additional Notes” means Notes (other than Initial Notes), if any, issued pursuant to Section 2.03(f) and otherwise in compliance with the provisions of this Indenture.

“Applicable Par Call Date” means the 2026 Notes Maturity Date with respect to the 2026 Notes, the 2028 Notes Par Call Date with respect to the 2028 Notes, the 2030 Notes Par Call Date with respect to the 2030 Notes, the 2032 Notes Par Call Date with respect to the 2032 Notes, the 2035 Notes Par Call Date with respect to the 2035 Notes and the 2055 Notes Par Call Date with respect to the 2055 Notes.

“Applicable Procedures” has the meaning set forth in Section 2.07(a).

“Base Indenture” has the meaning given to such term in the Recitals hereof.

“Business Day” means any day, other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) other than to the Company or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock, measured by voting power rather than number of shares; or

(3) the adoption of a plan relating to the Company’s liquidation or dissolution.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

“Company” has the meaning given to such term in the preamble hereof.

“Definitive Notes” means certificated Notes registered in the name of the Holder thereof and issued in accordance with Section 2.02, substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F hereto, except that such Security shall not bear the Global Note Legend.

“Depositary” means, with respect to Global Notes issued under this Sixth Supplemental Indenture, DTC.

“DTC” means The Depository Trust Company, its nominees and their successors and assigns.

“Fitch” means Fitch Ratings Inc. and any successor to its rating agency business.

“Global Note” means a single permanent fully-registered global note in book-entry form, without coupons, substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F attached hereto.

“Global Note Legend” means any legend set forth on the face of any Global Note identifying such Note as a Global Note.

“Holders” has the meaning given to such term in the Recitals hereof.

“Indenture” has the meaning given to such term in the Recitals hereof.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

“Interest Payment Date” has the meaning set forth in Section 2.03(c).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s), BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) and BBB or better by Fitch (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Maturity”, means the date on which the principal of the Notes or an installment of principal becomes due and payable as provided in or pursuant to this Sixth Supplemental Indenture and the Base Indenture or such Note, whether at the 2026 Notes Maturity Date, the 2028 Notes Maturity Date, the 2030 Notes Maturity Date, the 2032 Notes Maturity Date, the 2035 Notes Maturity Date or the 2055 Notes Maturity Date by declaration of acceleration or upon repurchase at the option of one or more Holders pursuant to Section 5.01, and includes a Redemption Date for such Note, the Special Mandatory Redemption Date for the SMR Notes and a date fixed for the repurchase or repayment of such Note at the option of the Holder.

“Merger Agreement” means the agreement and plan of merger, dated June 10, 2025, entered into by and among the Company, RSC, Encore Merger Sub, Inc., a wholly owned subsidiary of the Company, and Kelso RSC (Investor), L.P., solely in its capacity as the equityholder representative.

“Moody’s” means Moody’s Investors Service Inc. and any successor to its rating agency business.

“Notes” means the Initial Notes together with the Additional Notes, if any.

“Outside Date” means the later of (1) March 10, 2026 (as such date may be extended in accordance with the Merger Agreement to June 10, 2026) and (2) the date that is five Business Days after any later date to which the Company and RSC may agree to extend the “Expiration Date” in the Merger Agreement.

“Participant” means, with respect to the Depositary, a Person who has an account with the Depositary.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Rating Agency” means (1) each of Moody’s, S&P and Fitch; and (2) if one of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, any other “nationally recognized statistical rating organization” registered under Rule 15E under the Exchange Act selected by the Company as a replacement agency for Moody’s, S&P or Fitch, or all, as the case may be.

“Ratings Decline” means at any time during the period commencing on the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control, and ending sixty (60) days thereafter (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) that the Notes are no longer rated Investment Grade by at least two of the three Rating Agencies.

“Redemption Date” means the Business Day on which the applicable Notes are redeemed by the Company pursuant to Section 3.01.

“Redemption Price” has the meaning set forth in Section 3.01(a).

“Regular Record Date” has the meaning set forth in Section 2.03(c).

“Registered Securities” means any Securities which are registered in the Security Register.

“RSC” means RSC Topco, Inc.

“S&P” means S&P Global Ratings and any successor to its rating agency business.

“Securities” has the meaning given to such term in the Recitals hereof.

“SMR Notes” means the 2026 Notes, the 2028 Notes, the 2030 Notes, the 2032 Notes and the 2055 Notes.

“Special Mandatory Redemption Date” has the meaning set forth in 3.02(b).

“Special Mandatory Redemption Event” has the meaning set forth in Section 3.02(a).

“Special Mandatory Redemption Notice” has the meaning set forth in 3.02(b).

“Special Mandatory Redemption Notice Date” has the meaning set forth in Section 3.02(b).

“Special Mandatory Redemption Price” has the meaning set forth in Section 3.02(a).

“Transaction” means the closing of the transaction contemplated by the Merger Agreement.

“Treasury Rate” means, with respect to any Redemption Date for any Notes of a series, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company as of 4:15 p.m., New York City time (or as of such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear as of such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)-H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Applicable Par Call Date on a straightline basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date no such yield or yields appear in H.15 or H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the Applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Applicable Par Call Date, one with a maturity date preceding the Applicable Par Call Date and one with a maturity date following the Applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Applicable Par Call Date. If there are two or more United States Treasury securities maturing on the Applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning given to such term in the preamble hereof.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person the holders of which are at the time entitled to vote generally in the election of the board of directors or similar governing body of such Person.

ARTICLE TWO

CREATION, FORMS, TERMS AND CONDITIONS OF THE SECURITIES

SECTION 2.01 Creation of the Notes. In accordance with Section 301 of the Base Indenture, the Company hereby creates the Notes as a separate series of its securities issued pursuant to the Indenture. The 2026 Notes shall be issued initially in an aggregate principal amount of $400,000,000, the 2028 Notes shall be issued initially in an aggregate principal amount of $500,000,000, the 2030 Notes shall be issued initially in an aggregate principal amount of $800,000,000, the 2032 Notes shall be issued initially in an aggregate principal amount of $500,000,000, the 2035 Notes shall be issued initially in an aggregate principal amount of $1,000,000,000 and the 2055 Notes shall be issued initially in an aggregate principal amount of $1,000,000,000.

SECTION 2.02 Form of the Notes. The Notes shall each be issued in the form of a Global Note, duly executed by the Company and authenticated by the Trustee, which shall be deposited with the Trustee as custodian for DTC and registered in the name of “Cede & Co.,” as the nominee of DTC. The Notes shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F attached hereto (including the Global Note Legend thereon). Notes issued in definitive certificated form in accordance with the terms of the Base Indenture and this Sixth Supplemental Indenture, if any, shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F attached hereto (but without the Global Note Legend thereon). So long as DTC, or its nominee, is the registered owner of a Global Note, DTC or its nominee, as the case may be, shall be considered the sole owner or Holder of the Notes represented by such Global Note for all purposes under the Indenture. Ownership of beneficial interests in such Global Note shall be shown on, and transfers thereof shall be effected only through, records maintained by DTC (with respect to beneficial interests of participants) or by participants or Persons that hold interests through participants (with respect to beneficial interests of beneficial owners). In addition, the following provisions of clauses (1), (2), and (3) below shall apply only to Global Notes:

(1) Notwithstanding any other provision in the Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable or no longer permitted under applicable law to continue as Depositary for such Global Note and the Company has not appointed a successor Depositary within ninety (90) days of receipt of such notice or has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Note or (C) the Company (subject to the procedures of the Depositary) so directs the Trustee by Company Order. Beneficial interests in Global Notes may be exchanged for Definitive Notes of the same series upon request but only upon prior written notice given to the Trustee by or on behalf of the Depository in accordance with customary procedures.

(2) Subject to clause (1) above; any exchange of a Global Note for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Note or any portion thereof shall be registered in such names as the Depositary for such Global Note shall direct.

(3) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

SECTION 2.03 Terms and Conditions of the Notes. The Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented or modified by this Sixth Supplemental Indenture. In particular, the following provisions shall be terms of the Notes:

(a) Title and Aggregate Principal Amount. The title of the Notes shall be as specified in the Recitals; and the aggregate principal amount of the Notes shall be as specified in Section 2.01 of this Article Two.

(b) Stated Maturity. The 2026 Notes shall mature, and the unpaid principal thereon shall be payable, on December 23, 2026 (the “2026 Notes Maturity Date”), the 2028 Notes shall mature, and the unpaid principal thereon shall be payable, on June 23, 2028 (the “2028 Notes Maturity Date”), the 2030 Notes shall mature, and the unpaid principal thereon shall be payable, on June 23, 2030 (the “2030 Notes Maturity Date”), the 2032 Notes shall mature, and the unpaid principal thereon shall be payable, on June 23, 2032 (the “2032 Notes Maturity Date”), the 2035 Notes shall mature, and the unpaid principal thereon shall be payable, on June 23, 2035 (the “2035 Notes Maturity Date”) and the 2055 Notes shall mature, and the unpaid principal thereon shall be payable, on June 23, 2055 (the “2055 Notes Maturity Date”) subject to the provisions of the Base Indenture and Article Three and Article Four below.

(c) Interest. The rate per annum at which interest shall be payable on the 2026 Notes shall be 4.600%, the rate per annum at which interest shall be payable on the 2028 Notes shall be 4.700%, the rate per annum at which interest shall be payable on the 2030 Notes shall be 4.900%, the rate per annum at which interest shall be payable on the 2032 Notes shall be 5.250%, the rate per annum at which interest shall be payable on the 2035 Notes shall be 5.550% and the rate per annum at which interest shall be payable on the 2055 Notes shall be 6.250%. Interest on the Notes shall be payable semi-annually in arrears on each June 23 and December 23, beginning December 23, 2025 (each, an “Interest Payment Date”), to the Persons in whose names the applicable Notes are registered in the Security Register applicable to the Notes at the close of business on the immediately preceding June 8 or December 8, respectively, prior to the applicable Interest Payment Date regardless of whether such day is a Business Day (each, a “Regular Record Date”). Interest on the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Notes shall accrue from and including June 23, 2025. If an Interest Payment Date or the Applicable Maturity Date falls on a day that is not a Business Day, the payment shall be made on the next Business Day as if it were made on the date the payment was due, and no interest shall accrue on the amount so payable for the period from and after that Interest Payment Date or the Applicable Maturity Date, as the case may be, to the date the payment is made. Interest payments shall include accrued interest from and including the date of issue or from and including the last date in respect to which interest has been paid, as the case may be, to, but excluding, the Interest Payment Date or the Applicable Maturity Date, as the case may be.

(d) Registration and Form. The Notes shall be issuable as Registered Securities as provided in Section 2.02 of this Article Two. The Notes shall be issued and may be transferred only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. All payments of principal, Redemption Price, Special Mandatory Redemption Price in the case of the SMR Notes, and accrued unpaid interest in respect of the Notes shall be made by the Company in immediately available funds.

(e) Defeasance and Covenant Defeasance. The provisions for defeasance in Section 402(2) of the Base Indenture, and the provisions for covenant defeasance in Section 402(3) of the Base Indenture, shall be applicable to the Notes.

(f) Further Issues. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Company may, from time to time, without notice to, or the consent of, the Holders, create and issue additional securities having the same ranking and terms and conditions as the Initial Notes in all respects, except for issue date, the public offering price and the date on which interest will begin to accrue. Additional Notes issued in this manner shall be consolidated with and shall form a single series with the Initial Notes and be treated as a single class for all purposes under this Indenture.

With respect to any Additional Notes, in addition to any other requirements set forth in the Base Indenture, the Company shall set forth in an Officers’ Certificate, a copy of which shall be delivered to the Trustee, the following information:

(i) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Sixth Supplemental Indenture;

(ii) the issue price, the issue date and the CUSIP number of such Additional Notes; provided, however, that no Additional Notes may be issued at a price that would cause such Additional Notes to have “original issue discount” within the meaning of Section 1273 of the Code; and

(iii) whether such Additional Notes will be issued in global form and whether and to what extent the Additional Notes will contain additional legends.

(g) Other Terms and Conditions. The Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F.

SECTION 2.04 Ranking. The Notes shall be senior unsecured obligations of the Company. The Notes shall rank pari passu in right of payment with all other senior unsecured indebtedness, including, without limitation, any unsecured senior indebtedness, of the Company and senior in right of payment to all subordinated indebtedness of the Company.

SECTION 2.05 Sinking Fund. The Notes shall not be entitled to any sinking fund.

SECTION 2.06 Place of Payment. The Place of Payment in respect of the Notes will be at the office or agency of the Company in The City of New York, State of New York or at the office or agency of the Paying Agent in The City of New York, State of New York. The Company initially appoints the Trustee such office or agency. The Company will give to the Trustee notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations, notices and demands may be made at the office or agency of the Trustee in The City and State of New York.

SECTION 2.07 Transfer and Exchange.

(a) The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of the Base Indenture, this Sixth Supplemental Indenture and the then applicable procedures of the Depositary (the “Applicable Procedures”). In connection with all transfers and exchanges of beneficial interests, the transferor of such beneficial interest must deliver to the Trustee either (A)(l) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the

Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or, if Definitive Notes are at such time permitted to be issued pursuant to this Sixth Supplemental Indenture and the Base Indenture, (B)(l) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Base Indenture, this Sixth Supplemental Indenture and the Notes or otherwise applicable under the Securities Act, the Security Registrar shall adjust the principal amount of the relevant Global Notes pursuant to Section 2.08 hereof.

(b) Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 2.07(b), the Security Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Trustee the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. The Trustee shall cancel any such Definitive Notes so surrendered, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 303 of the Base Indenture, the Trustee shall authenticate and deliver to the Person designated in the instructions a new Definitive Note in the appropriate principal amount. Any Definitive Note issued pursuant to this Section 2.07(b) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Definitive Notes are so registered. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to Section 305 of the Base Indenture.

SECTION 2.08 Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 309 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Securities represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Security Registrar or by the Depositary at the direction of the Security Registrar to reflect such increase.

ARTICLE THREE

REDEMPTION OF THE NOTES

SECTION 3.01 Optional Redemption by Company.

(a) Prior to the 2026 Notes Maturity Date in the case of the 2026 Notes; May 23, 2028 (1 month prior to the 2028 Notes Maturity Date) (the “2028 Notes Par Call Date”) in the case of the 2028 Notes; May 23, 2030 (1 month prior to the 2030 Notes Maturity Date) (the “2030 Notes Par Call Date”) in the case of the 2030 Notes; April 23, 2032 (2 months prior to the 2032 Notes Maturity Date) (the “2032 Notes Par Call Date”) in the case of the 2032 Notes; March 23, 2035 (3 months prior to the 2035 Notes Maturity Date) (the “2035 Notes Par Call Date”) in the case of the 2035 Notes; or December 12, 2054 (6 months prior to the 2055 Notes Maturity Date) (the “2055 Notes Par Call Date”) in the case of the 2055 Notes, the Company may redeem the Notes of such series at its option, in whole or in part, at any time and from time to time, at a redemption price (the “Redemption Price”) (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(i) (1) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of such series being redeemed discounted to the Redemption Date (assuming the Notes of such series being redeemed matured on the Applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 10 basis points, 15 basis points, 15 basis points, 20 basis points, 20 basis points or 25 basis points, in the case of the 2026 Notes, the 2028 Notes, the 2030 Notes, the 2032 Notes, the 2035 Notes or the 2055 Notes, respectively, less, (2) interest accrued to the Redemption Date, and

(ii) 100% of the principal amount of the Notes of such series being redeemed,

plus, in either case, accrued and unpaid interest thereon, if any, to the Redemption Date.

On or after the Applicable Par Call Date, the Company may redeem the Notes of such series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes of such series being redeemed, plus accrued and unpaid interest thereon, if any, to the Redemption Date.

(b) The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Company will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall not be responsible or liable for any calculation of the Redemption Price or of any component thereof, or for determining whether manifest error has occurred.

(c) Notices under this optional redemption section will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

(d) On and after the Redemption Date of Notes of a series, interest will cease to accrue on such Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest. On or before the Redemption Date, the Company will deposit with a Paying Agent, or the Trustee, money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed on such date. In the case of a partial redemption of a series of Notes, selection of the Notes of such series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair, in accordance with the policies and procedures of the Depositary. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note of a series is to be redeemed in part only, the notice of redemption that relates to the Note of such series will state the portion of the principal amount of the Note of such series to be redeemed. A new Note of such series in a principal amount equal to the unredeemed portion of the Note of such series will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

(e) Except as otherwise set forth in this Article III, the terms and conditions upon which and the manner in which the Notes may be redeemed by the Company pursuant to this Article III are governed by the provisions of Article XI of the Base Indenture.

(f) Notwithstanding subsection (a), installments of interest on the applicable Notes that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date shall be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the terms of such Notes and the Indenture. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest shall cease to accrue on any Notes or portions thereof that are called for redemption.

(g) In addition to the Company’s right to redeem the Notes as set forth above, the Company may at any time and from time to time purchase Notes in open market transactions, tender offers or otherwise.

SECTION 3.02 Mandatory Redemption of the SMR Notes.

(a) In the event that (i) the Transaction has not been completed on or prior to the Outside Date, or (ii) on or prior to the Outside Date, the Company notifies the Trustee in writing that the Merger Agreement is terminated (each, a “Special Mandatory Redemption Event”), then, in either case, the Company will be required to redeem all of the outstanding SMR Notes on the Special Mandatory Redemption Date (as defined below) at a redemption price equal to 101% of the principal amount of the SMR Notes to be redeemed, plus accrued and unpaid interest from the date of initial issuance of such Notes to, but not including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

(b) Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than three Business Days following such Special Mandatory Redemption Event) notify the Holders of the SMR Notes (with a copy to the Trustee) in writing (such notice referred to herein as the “Special Mandatory Redemption Notice” and the date on which such notice is provided to the Holders (with a copy provided to the Trustee) referred to herein as the “Special Mandatory Redemption Notice Date”) of such event (with an Officers’ Certificate certifying the occurrence of the Special Mandatory Redemption Event to be simultaneously delivered to the Trustee), that the SMR Notes will be redeemed by the Company on a date which shall be no later than five Business Days (and no sooner than two Business Days) after the Special Mandatory Redemption Notice Date (such date, the “Special Mandatory Redemption Date”). The notice provided on the Special Mandatory Redemption Notice Date shall notify each Holder of the SMR Notes in accordance with the applicable provisions of the Indenture that all of the outstanding SMR Notes shall be redeemed by the Company at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the SMR Notes. At the Company’s written request, the Trustee shall give the Special Mandatory Redemption Notice in the Company’s name and at the Company’s expense. On or prior to 10:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price for all of the SMR Notes to be redeemed and direct the Trustee in writing to use such funds in connection with the Company’s redemption of such SMR Notes on the Special Mandatory Redemption Date. If such deposit is made as provided above, the SMR Notes will cease to bear interest on and after the Special Mandatory Redemption Date and the Trustee shall cause the redemption of the SMR Notes and the payment of the Special Mandatory Redemption Price in accordance with the written directions provided by the Company (which directions shall be included in the written Special Mandatory Redemption Notice to the Holders of such SMR Notes (with a copy to the Trustee)).

(c) Notwithstanding subsection (a) above, installments of interest on the SMR Notes that are due and payable on any Interest Payment Date falling on or prior to a Special Mandatory Redemption Date shall be payable on such Interest Payment Date to the registered Holders of the SMR Notes as of the close of business on the relevant Regular Record Date according to the terms of the SMR Notes and the Indenture. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after the Special Mandatory Redemption Date interest shall cease to accrue on the SMR Notes.

(d) Upon the consummation of the Transaction, the foregoing provisions of this Section 3.02 will cease to apply.

ARTICLE FOUR

REMEDIES

SECTION 4.01 Event of Default.

(a) Section 501 of the Base Indenture is hereby amended, solely with respect to the Notes, to add the following Event of Default:

(1) a default under any Indebtedness by the Company or any of its Subsidiaries that results in acceleration of the maturity of such Indebtedness, or failure to pay any such Indebtedness at maturity, in an aggregate amount greater than $50,000,000 or its foreign currency equivalent at the time, provided that the cure of such default shall remedy such Event of Default under this Section 4.01(a)(l).

For the avoidance of doubt, all other provisions of Section 501 of the Base Indenture shall apply to the Notes.

ARTICLE FIVE

CHANGE OF CONTROL

SECTION 5.01 Repurchase at the Option of Holders Upon Change of Control Triggering Event.

(a) If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes pursuant to the Indenture, the Company shall be required to make an offer to each Holder of the Notes to repurchase all or any part (in excess of $2,000 and in integral multiples of $1,000 principal amount) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued and unpaid interest on the Notes repurchased to the date of repurchase.

(b) Within thirty (30) days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after the public announcement of the pending Change of Control, the Company shall mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the payment date specified in the notice, which date shall be no earlier than thirty (30) days and no later than sixty (60) days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

(c) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Notes or the Indenture by virtue of such conflict.

(d) On the Change of Control Triggering Event payment date, the Company shall, to the extent lawful:

(i) accept for payment all the Notes or portions of the Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to its offer;

(ii) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes being purchased by the Company.

(e) The Paying Agent shall promptly pay, from funds deposited by the Company for such purpose, to each Holder properly tendered, the purchase price for the Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered.

(f) The Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchase all Notes properly tendered and not withdrawn under its offer.

ARTICLE SIX

MISCELLANEOUS PROVISIONS

SECTION 6.01 Ratification of Base Indenture. This Sixth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture, and as supplemented and modified hereby, the Base Indenture is in all respects ratified and confirmed, and the Base Indenture and this Sixth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 6.02 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof, or with a provision of the Base Indenture, which is required to be included in this Sixth Supplemental Indenture, or in the Base Indenture, respectively, by any of the provisions of the Trust Indenture Act, such required provision shall control to the extent it is applicable.

SECTION 6.03 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 6.04 Successors and Assigns. All covenants and agreements in this Sixth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 6.05 Separability Clause. In case any one or more of the provisions contained in this Sixth Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.06 Trustee Not Responsible for Recitals. The Trustee accepts the amendments of the Indenture effected by this Sixth Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity or sufficiency of this Sixth Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

SECTION 6.07 Governing Law and Waiver of Jury Trial. This Sixth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS SIXTH SUPPLEMENTAL INDENTURE, THE BASE INDENTURE, THE NOTES, ANY COUPONS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6.08 Counterparts. This Sixth Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. The exchange of copies of this Sixth Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Sixth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Sixth Supplemental Indenture and signature pages for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall be deemed to be their original signatures for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, all as of the day and year first above written.

BROWN & BROWN, INC.

By:	/s/ R. Andrew Watts
Name: R. Andrew Watts
Title: Executive Vice President, Chief Financial Officer and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor to U.S. Bank National Association), as Trustee

By:	/s/ Leanne M. Duffy
Name: Leanne M. Duffy
Title: Vice President

[Signature Page to Sixth Supplemental Indenture]

EXHIBIT A

[Form of Face of 2026 Note]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BROWN & BROWN, INC.

4.600% Notes due 2026

No. [ ]	CUSIP NO. 115236 AH4 $[ ]

Brown & Brown, Inc., a Florida corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [     ] Dollars on December 23, 2026 and to pay interest thereon from June 23, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 23 and December 23 in each year (or, if any such Interest Payment Date falls on a day that is not a Business Day, the payment shall be made on the next Business Day), commencing December 23, 2025, at the rate of 4.600% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the June 8 or December 8 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than ten (10) days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

A-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, State of New York or at the office or agency of the Paying Agent in The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) wire transfer in immediately available funds to the place and account designated in writing by the Person entitled to such payment as specified in the Security Register; and provided further, that if this Security is a Global Note, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BROWN & BROWN, INC.

By:
Name:
Title:

By:
Name:
Title:

A-2

[Form of Reverse of 2026 Note]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of September 18, 2014 (the “Base Indenture”), as supplemented by the Sixth Supplemental Indenture, dated as of June 23, 2025 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Note and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $[ ], provided that the Company may, without the consent of any Holder, at any time and from time to time issue additional Notes.

The Notes of this series are subject to redemption as provided in Section 3.01 and Section 3.02 of the Sixth Supplemental Indenture and Article Eleven of the Base Indenture.

This Note will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

R-1

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee an indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral amounts of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THE SECURITIES OF THIS SERIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

R-2

EXHIBIT B

[Form of Face of 2028 Note]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BROWN & BROWN, INC.

4.700% Notes due 2028

No. [ ]	CUSIP NO. 115236 AJ0 $[ ]

Brown & Brown, Inc., a Florida corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [     ] Dollars on June 23, 2028 and to pay interest thereon from June 23, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 23 and December 23 in each year (or, if any such Interest Payment Date falls on a day that is not a Business Day, the payment shall be made on the next Business Day), commencing December 23, 2025, at the rate of 4.700% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the June 8 or December 8 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than ten (10) days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, State of New York or at the office or agency of the Paying Agent in The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) wire transfer in immediately available funds to the place and account designated in writing by the Person entitled to such payment as specified in the Security Register; and provided further, that if this Security is a Global Note, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BROWN & BROWN, INC.

By:
Name:
Title:

By:
Name:
Title:

[Form of Reverse of 2028 Note]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of September 18, 2014 (the “Base Indenture”), as supplemented by the Sixth Supplemental Indenture, dated as of June 23, 2025 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Note and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $[ ], provided that the Company may, without the consent of any Holder, at any time and from time to time issue additional Notes.

The Notes of this series are subject to redemption as provided in Section 3.01 and Section 3.02 of the Sixth Supplemental Indenture and Article Eleven of the Base Indenture.

This Note will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee an indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral amounts of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THE SECURITIES OF THIS SERIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C

[Form of Face of 2030 Note]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BROWN & BROWN, INC.

4.900% Notes due 2030

No. [ ]	CUSIP NO. 115236 AK7 $[ ]

Brown & Brown, Inc., a Florida corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [     ] Dollars on June 23, 2030 and to pay interest thereon from June 23, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 23 and December 23 in each year (or, if any such Interest Payment Date falls on a day that is not a Business Day, the payment shall be made on the next Business Day), commencing December 23, 2025, at the rate of 4.900% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the June 8 or December 8 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than ten (10) days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, State of New York or at the office or agency of the Paying Agent in The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) wire transfer in immediately available funds to the place and account designated in writing by the Person entitled to such payment as specified in the Security Register; and provided further, that if this Security is a Global Note, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BROWN & BROWN, INC.

By:
Name:
Title:

By:
Name:
Title:

[Form of Reverse of 2030 Note]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of September 18, 2014 (the “Base Indenture”), as supplemented by the Sixth Supplemental Indenture, dated as of June 23, 2025 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Note and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $[ ], provided that the Company may, without the consent of any Holder, at any time and from time to time issue additional Notes.

The Notes of this series are subject to redemption as provided in Section 3.01 and Section 3.02 of the Sixth Supplemental Indenture and Article Eleven of the Base Indenture.

This Note will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee an indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral amounts of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THE SECURITIES OF THIS SERIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT D

[Form of Face of 2032 Note]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BROWN & BROWN, INC.

5.250% Notes due 2032

No. [ ]	CUSIP NO. 115236 AL5 $[ ]

Brown & Brown, Inc., a Florida corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [     ] Dollars on June 23, 2032 and to pay interest thereon from June 23, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 23 and December 23 in each year (or, if any such Interest Payment Date falls on a day that is not a Business Day, the payment shall be made on the next Business Day), commencing December 23, 2025, at the rate of 5.250% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the June 8 or December 8 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than ten (10) days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, State of New York or at the office or agency of the Paying Agent in The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) wire transfer in immediately available funds to the place and account designated in writing by the Person entitled to such payment as specified in the Security Register; and provided further, that if this Security is a Global Note, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BROWN & BROWN, INC.

By:
Name:
Title:

By:
Name:
Title:

[Form of Reverse of 2032 Note]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of September 18, 2014 (the “Base Indenture”), as supplemented by the Sixth Supplemental Indenture, dated as of June 23, 2025 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Note and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $[ ], provided that the Company may, without the consent of any Holder, at any time and from time to time issue additional Notes.

The Notes of this series are subject to redemption as provided in Section 3.01 and Section 3.02 of the Sixth Supplemental Indenture and Article Eleven of the Base Indenture.

This Note will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee an indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral amounts of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THE SECURITIES OF THIS SERIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT E

[Form of Face of 2035 Note]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BROWN & BROWN, INC.

5.550% Notes due 2035

No. [ ]	CUSIP NO. 115236 AM3 $[ ]

Brown & Brown, Inc., a Florida corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [     ] Dollars on June 23, 2035 and to pay interest thereon from June 23, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 23 and December 23 in each year (or, if any such Interest Payment Date falls on a day that is not a Business Day, the payment shall be made on the next Business Day), commencing December 23, 2025, at the rate of 5.550% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the June 8 or December 8 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than ten (10) days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, State of New York or at the office or agency of the Paying Agent in The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) wire transfer in immediately available funds to the place and account designated in writing by the Person entitled to such payment as specified in the Security Register; and provided further, that if this Security is a Global Note, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BROWN & BROWN, INC.

By:
Name:
Title:

By:
Name:
Title:

[Form of Reverse of 2035 Note]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of September 18, 2014 (the “Base Indenture”), as supplemented by the Sixth Supplemental Indenture, dated as of June 23, 2025 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Note and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $[ ], provided that the Company may, without the consent of any Holder, at any time and from time to time issue additional Notes.

The Notes of this series are subject to redemption as provided in Section 3.01 of the Sixth Supplemental Indenture and Article Eleven of the Base Indenture. The Notes of this series are not subject to redemption as provided in Section 3.02 of the Sixth Supplemental Indenture.

This Note will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee an indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral amounts of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THE SECURITIES OF THIS SERIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT F

[Form of Face of 2055 Note]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BROWN & BROWN, INC.

6.250% Notes due 2055

No. [ ]	CUSIP NO. 115236 AN1 $[ ]

Brown & Brown, Inc., a Florida corporation (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [     ] Dollars on June 23, 2055 and to pay interest thereon from June 23, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 23 and December 23 in each year (or, if any such Interest Payment Date falls on a day that is not a Business Day, the payment shall be made on the next Business Day), commencing December 23, 2025, at the rate of 6.250% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the June 8 or December 8 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than ten (10) days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, State of New York or at the office or agency of the Paying Agent in The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) wire transfer in immediately available funds to the place and account designated in writing by the Person entitled to such payment as specified in the Security Register; and provided further, that if this Security is a Global Note, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BROWN & BROWN, INC.

By:
Name:
Title:

By:
Name:
Title:

[Form of Reverse of 2055 Note]

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of September 18, 2014 (the “Base Indenture”), as supplemented by the Sixth Supplemental Indenture, dated as of June 23, 2025 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Note and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $[ ], provided that the Company may, without the consent of any Holder, at any time and from time to time issue additional Notes.

The Notes of this series are subject to redemption as provided in Section 3.01 and Section 3.02 of the Sixth Supplemental Indenture and Article Eleven of the Base Indenture.

This Note will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee an indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral amounts of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THE SECURITIES OF THIS SERIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

F-4